UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2014
Vu1 CORPORATION

(Exact Name of Registrant as specified in charter)

 California
(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commission File Number)	(IRS Employer Identification No.)

1001 Camelia Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(855) 881-2852
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

FORM 8-K

Vu1 Corporation

October 7, 2014

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2014 the Company received a letter of resignation from Joshua Hauser. The letter was effective immediately.  There were no disagreements with our executive officers or the other members of our Board of Directors leading to the resignations of Mr. Hauser.

Mr. Hauser served as a member of the Board of Directors since August 1, 2013 and as a member of the audit committee since September 10, 2013.  Upon his resignation, the size of the Board of Directors stands at five members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VU1 CORPORATION

Date: October 14, 2014	By: /s/ Matthew J. DeVries
Matthew J. DeVries
Chief Financial Officer